Exhibit 99.1

Media Contacts

John Cummings

Salesforce

Investor Relations

415-778-4188

jcummings@salesforce.com

Gina Sheibley

Salesforce

Public Relations

917-297-8988

gsheibley@salesforce.com

Salesforce Completes Exchange Offer for Tableau Common Stock

SAN FRANCISCO, August 1, 2019 Salesforce (NYSE: CRM), the global leader in CRM, today announced the successful completion of its previously announced exchange offer for all of the outstanding shares of Class A common stock and Class B common stock of Tableau Software, Inc. (“Tableau”), at an exchange ratio of 1.103 shares of Salesforce common stock for each share of Tableau common stock, together with cash in lieu of any fractional shares of Salesforce common stock, without interest and subject to reduction for any applicable withholding taxes.

The exchange offer expired at midnight, Eastern Time, at the end of Wednesday, July 31, 2019 and was not extended. As of the expiration of the exchange offer, a total of approximately 49,138,989 shares of Class A common stock of Tableau and approximately 10,348,127 shares of Class B common stock of Tableau were validly tendered in the exchange offer and not validly withdrawn, representing approximately 68% of the aggregate voting power of the shares of Tableau common stock outstanding immediately after the consummation of the exchange offer. All shares that were validly tendered and not validly withdrawn have been accepted by Salesforce for payment in accordance with the terms of the exchange offer.

Salesforce completed the acquisition of Tableau today through a second-step merger of a wholly-owned subsidiary of Salesforce with and into Tableau, in accordance with Section 251(h) of the General Corporation Law of the State of Delaware. Each remaining share of Class A common stock and Class B common stock of Tableau not purchased in the exchange offer (other than shares held in the treasury of Tableau and any shares owned by Salesforce, Tableau or any of their respective subsidiaries) was converted into the right to receive the same 1.103 shares of Salesforce common stock, together with cash in lieu of any fractional shares of Salesforce common stock, without interest and subject to reduction for any applicable withholding taxes, that will be paid in the exchange offer. Upon completion of the merger, Tableau became a wholly-owned subsidiary of Salesforce.

As a result of the acquisition, shares of Class A common stock of Tableau ceased trading prior to the open of the market on August 1, 2019 and will no longer be listed on the New York Stock Exchange.

Additional Information

Although the transaction has closed, the UK Competition and Markets Authority (CMA), the UK’s antitrust regulator, has recently decided to review the transaction. Until the CMA completes its review, the companies will remain operationally separate.

About Salesforce

Salesforce is the global leader in Customer Relationship Management (CRM), bringing companies closer to their customers in the digital age. Founded in 1999, Salesforce enables companies of every size and industry to take advantage of powerful technologies—cloud, mobile, social, internet of things, artificial intelligence, voice and blockchain—to create a 360-degree view of their customers. For more information about Salesforce (NYSE: CRM), visit: www.salesforce.com.

Forward-Looking Statements

This communication contains forward-looking information related to Salesforce, Tableau and the acquisition of Tableau by Salesforce that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about the potential benefits of the transaction, Salesforce’s plans, objectives, expectations and intentions, the financial condition, and the results of operations and business of Salesforce or Tableau. Risks and uncertainties include, among other things, risks related to Salesforce’s ability to implement its plans, forecasts and other expectations with respect to Tableau’s business after the completion of the transaction and realize expected synergies; the ability to realize the anticipated benefits of the transaction, including the possibility that the expected benefits from the transaction will not be realized or will not be realized within the expected time period; the impact of Tableau’s business model on Salesforce’s ability to forecast revenue results; disruption from the transaction making it more difficult to maintain business and operational relationships; the negative effects of the consummation of the transaction on the market price of Salesforce’s common stock or on Salesforce’s operating results; significant transaction costs; unknown liabilities; the effect of the announcement or pendency of the transaction on Tableau’s business relationships, operating results, and business generally; the effect of general economic and market conditions; the impact of geopolitical events; the impact of foreign currency exchange rate and interest rate fluctuations on Salesforce’s results; Salesforce’s business strategy and Salesforce’s plan to build its business, including Salesforce’s strategy to be the leading provider of enterprise cloud computing applications and platforms; the pace of change and innovation in enterprise cloud computing services; the seasonal nature of Salesforce’s sales cycles; the competitive nature of the market in which Salesforce participates; Salesforce’s international expansion strategy; Salesforce’s service performance and security, including the resources and costs required to avoid unanticipated downtime and prevent, detect and remediate potential security breaches; the expenses associated with new data centers and third-party infrastructure providers; additional data center capacity; real estate and office facilities space; Salesforce’s operating results and cash flows; new services and product features; Salesforce’s strategy of acquiring or making investments in complementary businesses, joint ventures, services, technologies and intellectual property rights; the performance and fair value of Salesforce’s investments in complementary businesses through Salesforce’s strategic investment portfolio; Salesforce’s ability to realize the benefits from strategic partnerships, joint ventures and investments; the impact of future gains or losses from Salesforce’s strategic investment portfolio including gains or losses from overall market conditions that may affect the publicly traded companies within Salesforce’s strategic investment portfolio; Salesforce’s ability to execute its business plans; Salesforce’s ability to successfully integrate acquired businesses and technologies; Salesforce’s ability to continue to grow unearned revenue and remaining performance obligation; Salesforce’s ability to protect its intellectual property rights; Salesforce’s ability to develop its brands; Salesforce’s reliance on third-party hardware, software and platform providers; Salesforce’s dependency on the development and maintenance of the infrastructure of the Internet; the effect of evolving domestic and foreign government regulations, including those related to the provision of services on the Internet, those related to accessing the Internet, and those addressing data privacy, cross-border data transfers and import and export controls; the valuation of Salesforce’s deferred tax assets and the release of related valuation allowances; the potential availability of additional tax assets in the future; the impact of new accounting pronouncements and tax laws; uncertainties affecting Salesforce’s ability to estimate its tax rate; the impact of expensing stock options and other equity awards; the sufficiency of Salesforce’s capital resources; factors related to Salesforce’s 2023 and 2028 senior notes, revolving credit facility, 2021 term loan and loan associated with 50 Fremont; compliance with Salesforce’s debt covenants and lease obligations; current and potential litigation involving Salesforce; and the impact of climate change.

Further information on these and other risk and uncertainties relating to Salesforce can be found in its reports filed on Forms 10-K, 10-Q and 8-K and in other filings Salesforce makes with the SEC from time to time and available at www.sec.gov. These documents are available under the Financials heading of the Investor Relations section of Salesforce’s website at www.salesforce.com/investor. The forward-looking statements included in this communication are made only as of the date hereof. Salesforce assumes no obligation and does not intend to update these forward-looking statements, except as required by law.